SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 5, 1998


                    D.H. MARKETING & CONSULTING, INC.
         (Exact name of registrant as specified in its charter)

Nevada                                       033-91240     88-0330263
(State or of incorporation or organization)  (Commission   (IRS Employer
                                             File Number)  Identification No.)

300 Keystone Street, Hawley, PA                   18428
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (717) 226-8515

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Item 2. Acquisition or Disposition of Assets.

On February 5, 1998, the Registrant entered into an agreement to exchange 4,850,000 shares of stock which it owned in Qaultronics Corporation for 60,000 shares of the Registrant's restricted common stock owned by RUNES Corporation and the Registrant also received payment of $185,000 cash from RUNES Corporation.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

D.H. MARKETING & CONSULTING, INC.

February 17, 1998
Date


By: /s/ DAVID D. HAGEN
     David D. Hagen, President

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                                 EXHIBIT

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                       AGREEMENT TO EXCHANGE STOCK


AGREEMENT TO EXCHANGE STOCK, made as February 5, 1998, between D. H.
MARKETING & CONSULTING, INC., a Nevada corporation, having an address at 300 Keystone Street, Hawley, Pennsylvania 18428 ("D.H."), and RUNES CORPORATION, a Pennsylvania corporation, having an address at P.O. Box 100, 1262 Forest Road, Whitehall, Pennsylvania 18052-0100 ("RUNES").

1. Agreement To Exchange. D.H. agrees to transfer and deliver to RUNES, upon the terms and conditions hereinafter set forth, the 4,850,000 shares of common stock with 5,000,000 issued and outstanding shares of the capital stock of QUALTRONICS CORPORATION, INC., a corporation organized under the laws of Pennsylvania (the "Corporation"), said shares constituting all of the authorized and issued shares of the Corporation (the "Shares") owned by D.H..

2. Exchange Price. The consideration for the exchange to be paid by RUNES to D.H. shall be as follows:

     (a) One Hundred Eighty-Five Thousand Dollars ($185,000.00) at the closing.

     (b) The delivery of Sixty Thousand (60,000) Shares of restricted common stock of D. H. Marketing & Consulting, Inc. to D.H. ("DHM Stock").

3. The Closing. The "closing" means the payment of the consideration and delivery of the DHM Stock to D.H. as provided in Article 1 hereof and the delivery of the Shares to RUNES.

4.  Closing Documents. At the closing D.H. shall execute and deliver to RUNES:

     (a) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to RUNES.

     (b) such other instruments in form and substance satisfactory to RUNES' attorneys as may be necessary or proper to transfer to RUNES good and marketable title to all other ownership interests in the Shares of the Corporation to be transferred under this agreement.

At the closing D.H. shall deliver to RUNES all keys for the business. D.H. shall do all further acts and things as may be necessary, or reasonably requested by RUNES, to consummate the transactions contemplated by this agreement, including the acquisition of possession of the Corporation. D.H. shall advise RUNES of, and cause to be

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delivered to RUNES, all trade secrets and proprietary information pertaining to the business.

At the closing RUNES shall execute and deliver to D.H.:

     (a) the certificates representing sixty thousand (60,000) shares of restricted common stock of D.H. Marketing, Inc.

5. Representations And Warranties Of D.H.. D.H. represents and warrants to RUNES as follows:

     (a) D.H. is a corporation duly organized and validly existing under the laws of Nevada, and is duly qualified to do business in Pennsylvania. D.H. has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by D.H. of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of D.H. and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of D H., and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Corporation by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which D.H. is a party, or which is or purports to be binding upon D. H. or which affects or purports to affect the Corporation.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for D.H. to constitute this agreement the binding and enforceable obligation of D.H. or to consummate the transactions contemplated hereby.

     (c) The Corporation is a corporation duly organized under the laws of Pennsylvania, and the Corporation is validly existing and has not been dissolved. The copies of the documents pertaining to the organization of the Corporation provided by D.H. to RUNES are true and complete copies of said documents.

     (d) D.H. is the owner of the Shares, and the Shares are ninety-seven (97%) percent of the issued and outstanding shares of stock of the Corporation. All of the Shares have no par value, are fully paid and nonassessable, have not been assigned, pledged or hypothecated, and are

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     free of all liens, claims and encumbrances, except as set forth herein.
     There are no outstanding rights for subscription to any additional stock of the Corporation by any person or entity. There are no unpaid dividends heretofore declared, if any, to any stockholder of the Corporation.

     (e) There are no violations of any law or governmental rule or regulation pending or, to the best of D.H.'s knowledge, threatened against D.H., the Shares or the Corporation. D.H. and the Corporation have complied with all laws and governmental rules and regulations applicable to the business or the Assets.

     (f) There are no judgments, liens, suits, actions or proceedings pending or, to the best of D H.'s knowledge, threatened against D.H., the Shares or the Corporation. Neither D.H., the Shares nor the Corporation are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by RUNES of the Corporation or adversely affect the conduct of the business by RUNES.

     (9) D.H. has consulted with legal counsel and accountants and has fully assessed the valuation of the stock being exchanged in this transaction and is of the opinion that the value represents fair and equitable value for the exchange and was arrived at in an arms length negotiation.

          At the closing D.H. shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

6. Representations And Warranties Of RUNES. RUNES represents and warrants to D.H. as follows:

     (a) RUNES is a corporation duly organized and validly existing under the laws of Pennsylvania, and is duly qualified to do business in Pennsylvania. RUNES has full power and authority to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by RUNES of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of RUNES and will not conflict with or breach any provision of the , the Shares of RUNES. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of RUNES.

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     (b)  No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for RUNES to constitute this agreement the binding and enforceable obligation of RUNES or to consummate the transactions contemplated hereby.

7. Conditions To Closing. The obligations of RUNES to close hereunder are subject, at the option of RUNES, to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by D.H. under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b) All representations or warranties of D.H. herein are true in all material respects as of the closing date.

     (c) On the closing date, there shall be no liens or encumbrances against the Shares, except as provided for herein.

8. Indemnification. Each party hereto shall indemnify and hold the other party harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other party by reason of any breach or failure of observance or performance of any representation, warranty or covenant or other provision of this agreement by such party.

9. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby.

10. Arbitration. Any dispute or controversy arising between the parties hereto regarding any term, covenant or condition of this agreement or the breach thereof shall, upon written demand of any party hereto, be submitted to and determined by arbitration before the American Arbitration Association, in Allentown, Pennsylvania, by a panel of three arbitrators, in accordance with the rules of the Association then in effect. Any awarded rendered shall be made by means of a written opinion explaining the arbitrators' reasons for the award. The arbitrators may not amend or vary any provision of this agreement. Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction, which court shall have the power to review such award for compliance with this agreement.

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11.  Notices.  All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by certified mail, return receipt requested, with postage prepaid, to D.H. or RUNES, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given hereunder.

12. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

13. Changes Must Be In Writing. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound.

14. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

15. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

ATTEST:                           D. H. MARKETING & CONSULTING,
                                  INC.

/s/ MICHAEL J. DAILY              By: /s/ DAVID D. HAGEN
                                                     President

ATTEST:                           RUNES CORPORATION


/s/ MICHAEL J. DAILY              By: /s/ T. CHRISTOPHER CIESIELKA
                                                     President

Sworn and Subscribed before me
this 5th day of February, 1998

/s/ Melissa V. Geamoni
Notary Public

Notarial Seal
Melissa V. Geamoni, Notary Public
Hawley, Wayne County
My Commission Expires April 22, 1999
Member, Pennsylvania Association of Notaries


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